Exhibit 99.2

The	Supplementary	March 31, 2014
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

MARCH 31, 2014

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11-12

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	March 31 2014		December 31 2013
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,693	4%	$2,114	5%
Fixed Maturities
Tax Exempt	18,784	44	18,421	43
Taxable	19,041	44	18,670	44
Equity Securities	1,863	4	1,810	4
Other Invested Assets	1,555	4	1,598	4

Total Invested Assets	$42,936	100%	$42,613	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,494		$1,132
Equity Securities	752		753

	2,246		1,885
Deferred Income Tax Liability	786		660

	$1,460		$1,225

Capitalization
Long Term Debt	$3,300		$3,300
Shareholders’ Equity	16,226		16,097

Total Capitalization	$19,526		$19,397

Debt as a Percentage of Total Capitalization	16.9%		17.0%

Actual Common Shares Outstanding	244.5		248.3

Book Value Per Common Share	$66.36		$64.83

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$62.39		$61.86

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Three Months Ended March 31, 2014	From December 2005 to March 31, 2014

Cost of Shares Repurchased	$409	$12,323

Average Cost Per Share	$86.73	$56.84

Shares Repurchased	4,720,726	216,793,660

During the period from December 2005 through December 2010, the Board of Directors authorized the repurchase of a total of 185 million shares of the Corporation’s common stock. No shares remain under these repurchase authorizations.

In January 2012, the Board of Directors authorized the repurchase of up to $1.2 billion of the Corporation’s common stock. In January 2013, the Board of Directors authorized the repurchase of up to $1.3 billion of the Corporation’s common stock, which authorization replaced the January 2012 authorization. No shares remain under this authorization. In January 2014, the Board of Directors authorized the repurchase of up to $1.5 billion of the Corporation’s common stock. The January 2014 authorization has no expiration date and, as of March 31, 2014, approximately $1,198 million remained under this authorization.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	Mar. 31 2014	Dec. 31 2013	Mar. 31 2014	Dec. 31 2013
	(in millions)
Short Term Investments	$829	$864	$829	$864

Taxable Fixed Maturities	1,149	1,115	1,168	1,130

Equity Securities	—	—	2	2

TOTAL	$1,978	$1,979	$1,999	$1,996

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	Mar. 31 2014	Dec. 31 2013	Mar. 31 2014	Dec. 31 2013
	(in millions)
Short Term Investments	$864	$1,250	$864	$1,250

Fixed Maturities

Tax Exempt	17,923	17,808	18,784	18,421

Taxable	17,259	17,036	17,873	17,540

Equity Securities	1,111	1,057	1,861	1,808

Other Invested Assets	1,555	1,598	1,555	1,598

TOTAL	$38,712	$38,749	$40,937	$40,617

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Three Months Ended March 31
	2014	2013
	(in millions)
CORPORATE INVESTMENT INCOME	$4	$5

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$166	$177

Taxable Interest	104	105

Other	14	14

Investment Expenses	(7)	(8)

TOTAL	$277	$288

Effective Tax Rate	18.8%	17.9%

After-Tax Annualized Yield	2.80%	2.93%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31 2014	Dec. 31 2013	Mar. 31 2013
	(in millions)

Estimated Statutory Policyholders’ Surplus	$14,950	$15,024	$14,730

Rolling Year Statutory Net Premiums Written	$12,222	$12,214	$11,970

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.82:1	0.81:1	0.81:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

THREE MONTHS ENDED MARCH 31, 2014

	Net Unpaid Losses				All Other
	Mar. 31 2014	Dec. 31 2013	Increase (Decrease)	IBNR Increase (Decrease)	Unpaid Losses Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$391	$390	$1	$(4)	$5

Homeowners	809	715	94	47	47

Other	976	968	8	10	(2)

Total Personal	2,176	2,073	103	53	50

Commercial Insurance

Multiple Peril	1,755	1,745	10	21	(11)

Casualty	6,552	6,576	(24)	68	(92)

Workers’ Compensation	2,819	2,793	26	(1)	27

Property and Marine	875	886	(11)	14	(25)

Total Commercial	12,001	12,000	1	102	(101)

Specialty Insurance

Professional Liability	6,815	6,889	(74)	49	(123)

Surety	81	71	10	(1)	11

Total Specialty	6,896	6,960	(64)	48	(112)

Total Insurance	21,073	21,033	40	203	(163)

Reinsurance Assumed	297	311	(14)	1	(15)

Total	$21,370	$21,344	$26	$204	$(178)

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2014	2013	2014	2013	2014	2013	2014	2013
Net Premiums Written	$173	$176	$592	$570	$248	$241	$1,013	$987
Decrease (Increase) in Unearned Premiums	5	(4)	74	69	(16)	(21)	63	44

Net Premiums Earned	178	172	666	639	232	220	1,076	1,031

Net Losses Paid	121	107	378	475	112	110	611	692
Increase (Decrease) in Outstanding Losses	4	—	99	(174)	8	10	111	(164)

Net Losses Incurred	125	107	477	301	120	120	722	528

Expenses Incurred	54	56	197	202	101	95	352	353

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$(1)	$9	$(8)	$136	$11	$5	$2	$150

Ratios After Dividends to Policyholders:

Loss	70.2%	62.2%	71.6%	47.1%	51.7%	54.6%	67.1%	51.2%
Expense	31.2	31.8	33.3	35.4	40.7	39.4	34.7	35.8

Combined	101.4%	94.0%	104.9%	82.5%	92.4%	94.0%	101.8%	87.0%

Premiums Written as a % of Total	5.7%	5.8%	19.3%	18.6%	8.1%	7.9%	33.1%	32.3%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Net Premiums Written	$261	$272	$446	$448	$310	$299	$408	$421	$1,425	$1,440
Decrease (Increase) in Unearned Premiums	16	7	(40)	(36)	(42)	(49)	(59)	(54)	(125)	(132)

Net Premiums Earned	277	279	406	412	268	250	349	367	1,300	1,308

Net Losses Paid	130	153	269	226	136	114	209	296	744	789
Increase (Decrease) in Outstanding Losses	14	(29)	(15)	44	24	49	(11)	(177)	12	(113)

Net Losses Incurred	144	124	254	270	160	163	198	119	756	676

Expenses Incurred	104	106	121	124	67	62	132	136	424	428

Dividends Incurred	—	—	—	—	9	9	—	—	9	9

Statutory Underwriting Income (Loss)	$29	$49	$31	$18	$32	$16	$19	$112	$111	$195

Ratios After Dividends to Policyholders:

Loss	52.0%	44.4%	62.6%	65.5%	61.8%	67.6%	56.7%	32.4%	58.6%	52.0%
Expense	39.8	39.0	27.1	27.7	22.2	21.4	32.4	32.3	29.9	29.9

Combined	91.8%	83.4%	89.7%	93.2%	84.0%	89.0%	89.1%	64.7%	88.5%	81.9%

Premiums Written as a % of Total	8.5%	8.9%	14.6%	14.6%	10.1%	9.8%	13.3%	13.8%	46.5%	47.1%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2014	2013	2014	2013	2014	2013
Net Premiums Written	$552	$549	$72	$83	$624	$632
Decrease (Increase) in Unearned Premiums	28	35	1	(1)	29	34

Net Premiums Earned	580	584	73	82	653	666

Net Losses Paid	382	340	43	9	425	349
Increase (Decrease) in Outstanding Losses	(69)	21	11	(1)	(58)	20

Net Losses Incurred	313	361	54	8	367	369

Expenses Incurred	169	168	34	34	203	202

Dividends Incurred	—	—	1	—	1	—

Statutory Underwriting Income (Loss)	$98	$55	$(16)	$40	$82	$95

Ratios After Dividends to Policyholders:

Loss	54.0%	61.8%	75.0%	9.7%	56.3%	55.4%
Expense	30.6	30.6	47.9	41.0	32.6	32.0

Combined	84.6%	92.4%	122.9%	50.7%	88.9%	87.4%

Premiums Written as a % of Total	18.0%	18.0%	2.4%	2.7%	20.4%	20.7%

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2014	2013	2014		2013	2014	2013

Net Premiums Written	$3,062	$3,059	$—		$(2)	$3,062	$3,057
Decrease (Increase) in Unearned Premiums	(33)	(54)	—		1	(33)	(53)

Net Premiums Earned	3,029	3,005	—		(1)	3,029	3,004

Net Losses Paid	1,780	1,830	14		8	1,794	1,838
Increase (Decrease) in Outstanding Losses	65	(257)	(14)		(13)	51	(270)

Net Losses Incurred	1,845	1,573	—		(5)	1,845	1,568

Expenses Incurred	979	983	—		—	979	983

Dividends Incurred	10	9	—		—	10	9

Statutory Underwriting Income	$195	$440	$—		$4	195	444

Increase in Deferred Acquisition Costs						13	41

GAAP Underwriting Income						$208	$485

Ratios After Dividends to Policyholders:

Loss	61.1%	52.5%	*	%	* %	61.1%	52.3%
Expense	32.1	32.2	*		*	32.1	32.3

Combined	93.2%	84.7%	*	%	* %	93.2%	84.6%

Premiums Written as a % of Total	100.0%	100.1%	0.0%		(0.1)%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION - WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE THREE MONTHS ENDED MARCH 31, 2014 AND 2013

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2014	2013	2014	2013	2014	2013

Net Premiums Written	$2,199	$2,138	$863	$919	$3,062	$3,057
Decrease (Increase) in Unearned Premiums	92	89	(125)	(142)	(33)	(53)

Net Premiums Earned	2,291	2,227	738	777	3,029	3,004

Net Losses Paid	1,344	1,488	450	350	1,794	1,838
Increase (Decrease) in Outstanding Losses	89	(353)	(38)	83	51	(270)

Net Losses Incurred	1,433	1,135	412	433	1,845	1,568

Expenses Incurred	661	665	318	318	979	983

Dividends Incurred	10	9	—	—	10	9

Statutory Underwriting Income	$187	$418	$8	$26	195	444

Increase in Deferred Acquisition Costs					13	41

GAAP Underwriting Income					$208	$485

Ratios After Dividends to Policyholders:

Loss	62.8%	51.2%	55.8%	55.7%	61.1%	52.3%
Expense	30.2	31.2	36.8	34.6	32.1	32.3

Combined	93.0%	82.4%	92.6%	90.3%	93.2%	84.6%

Premiums Written as a % of Total	71.8%	69.9%	28.2%	30.1%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income taxes.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Three Months Ended March 31
	2014	2013
	(dollars in millions)
Annualized Net Income	$1,796	$2,624
Average Shareholders’ Equity	$16,162	$15,922

Return on Equity	11.1%	16.5%

Annualized Operating Income	$1,496	$2,264
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,819	$13,907

Operating Return on Equity	10.1%	16.3%